Exhibit 99.1

September 27, 2006

Securities and Exchange Commission

Washington, D.C.

We have read the statements made by Federal Services Acquisition Corporation in Item 4.02 of the Form 8-K dated September 27, 2006 and concur with the statements made.

/s/ Eisner LLP
Eisner LLP